Exhibit 10.2

Certain information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

SUPPLEMENTAL AGREEMENT NO. 18

to

Purchase Agreement No. 3219

between

THE BOEING COMPANY

and
AMERICAN AIRLINES, INC.

Relating to Boeing Model 787 Aircraft

THIS SUPPLEMENTAL AGREEMENT No. 18 (SA-18) is made between THE BOEING COMPANY, a Delaware corporation with offices in Seattle, Washington (Boeing), and AMERICAN AIRLINES, INC, a Delaware corporation with offices in Fort Worth, Texas, together with its successors and permitted assigns (Customer);
WHEREAS, Boeing and Customer entered into Purchase Agreement No. 3219 dated October 15, 2008, relating to Boeing Model 787 aircraft, as amended and supplemented (Purchase Agreement) and capitalized terms used herein without definitions shall have the meanings specified in such Purchase Agreement;
WHEREAS, Customer and Boeing agree to [****] the [****] for certain undelivered 2018 787-8 [****] Aircraft set forth on [****];
WHEREAS, Customer and Boeing agree to [****] to 787 aircraft; and
NOW, THEREFORE, the parties agree that the Purchase Agreement is amended as set forth below and otherwise agree as follows:
1.Table of Contents.

The Table of Contents referencing SA-17 in the footer is deleted in its entirety and is replaced with the new Table of Contents (attached hereto) referencing SA-18 in the footer. Such new Table of Contents is hereby incorporated into the Purchase Agreement in replacement of its predecessor.
PA 3219    SA-18        Page 1
BOEING PROPRIETARY

2.Tables.

Table 6R3. Table 6R2 entitled “787-8 [****] Aircraft, Aircraft Delivery, Description, Price and Advance Payments” referencing SA-16 in the footer is deleted in its entirety and is replaced with the similarly titled Table 6R3 (attached hereto) referencing SA-18 in the footer. Table 6R3 is hereby incorporated into the Purchase Agreement in replacement of Table 6R2.
3.Letter Agreements.
Letter Agreement AAL-PA-3219-2300600 entitled “[****]” is hereby incorporated into the Purchase Agreement.
4.Effect on Purchase Agreement.
4.1Table 6 Reference Clarifications.
The following references in the Purchase Agreement and the associated exhibits, supplemental exhibits, and letter agreements to the Purchase Agreement to “Table 6R2” is now deemed to refer to “Table 6R3”. Specifically, the locations of such references are (but may not be limited to) as follows:

Location of References*
Articles 1, 2, 3 (all sections), 4 (all sections), and Section 5.1 of the Basic Articles
Exhibit C(R1), Definitions of “Aircraft” and “Engine”
Section 1 of Supplemental Exhibit AE1
Section 1 (definition of “[****]”) and Attachment C(R4) of Letter Agreement 6-1162-TRW-0664R2 entitled “[****]”
Section 1.4.1 of Letter Agreement 6-1162-CLO-1047R4 entitled “[****]”
Section 1.1 of LA 6-1162-TRW-0672R1 entitled “Promotional Support Agreement”
Section 9.2 of Letter Agreement 6-1162-TRW-0674R4 entitled “Business Considerations”
Section 1.1 of Letter Agreement AAL-PA-3219-LA1802492 entitled “Open Configuration Matters”
PA 3219    SA-18    Page 2

BOEING PROPRIETARY

The 2nd paragraph of Letter Agreement AAL-PA-3219-LA-201170 entitled “[****]”
Sections 6 and 7 of Supplemental Agreement No. 11
Supplemental Exhibit EE2

4.2    Except as expressly set forth herein, all terms and provisions contained in the Purchase Agreement shall remain in full force and effect. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all previous proposals, and agreements, understandings, commitments or representations whatsoever, oral or written, with respect to the subject matter hereof and may be changed only in writing signed by authorized representatives of the parties.

AGREED AND ACCEPTED

February 9, 2023
Date

THE BOEING COMPANY	AMERICAN AIRLINES, INC.

/s/ The Boeing Company	/s/ American Airlines, Inc.
Signature	Signature

The Boeing Company	American Airlines, Inc.
Printed name	Printed name

Attorney-in-Fact	VP, Treasurer
Title	Title
PA 3219    SA-18    Page 3

BOEING PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER
1.	Quantity, Model and Description	SA-3
2.	Delivery Schedule	SA-3
3.	Price	SA-3
4.	Payment	SA-3
5.	Miscellaneous	SA-3
6.	Confidential Treatment

TABLE
~~1.~~	~~Aircraft Information Table – TRENT~~ WITHDRAWN	SA-2
1(R7)	787-9 Aircraft Information Table – GENX
2(R1)	787-8 Aircraft Information Table – GENX ([****] (12) 787-8 Aircraft)	SA-5
3(R1)	787-8 Aircraft Information Table – GENX ([****] Eight (8) 787-8 Aircraft, yielding Twenty (20) 787-8 Aircraft)	SA-5
4	WITHDRAWN	SA-6
5(R1) 6R3 7	2018 787-9 [****] Aircraft Information Table – GENX 2018 787-8 [****] Aircraft Information Table-GENX 2018 787-9 [****] Aircraft Information Table – GENX	SA-16 SA-18 SA-16

EXHIBIT
A(R3).	Aircraft Configuration for [****] Aircraft	SA-11
A2(R5)	Aircraft Configuration for [****] Aircraft	SA-12
B(R1).	Aircraft Delivery Requirements and Responsibilities	SA-3
C(R1).	Defined Terms	SA-3

SUPPLEMENTAL EXHIBITS
AE1.	[****]
BFE1(R1).	Buyer Furnished Equipment Variables 787-9	SA-3
BFE2.	Buyer Furnished Equipment Variables 787-8	SA-3
CS1.	787 Customer Support Document
EE1.	[****]
P.A. No. 3219     SA-18
Table of Contents         Page 1
BOEING PROPRIETARY

TABLE OF CONTENTS, continued

~~EE1~~.	[****] WITHDRAWN	SA-2
EE2.	[****]	SA-4
SLP1.	Service Life Policy Components

LETTER AGREEMENTS		SA NUMBER
3219-01	[****]
3219-02	Special Terms – Seats and In-Flight Entertainment
3219-04	[****]
3219-05R1	Spare Parts Commitments	SA-3
3219-06R1	Spare Parts Initial Provisioning	SA-3
~~3219-08R2~~	~~Open Configuration Matters~~ WITHDRAWN	SA-8
~~6-1162-AKP-071R1~~	[****] Terminated per AAL-PA-1977-LA-1105595
~~6-1162-AKP-072R2~~	[****] Terminated per AAL-PA-1977-LA-1105595
6-1162-AKP-073R1	Accident Claims and Litigation
~~6-1162-CLO-1031R1~~	[****] WITHDRAWN	SA-2 SA-3
~~6-1162-CLO-1032R1~~	[****] Terminated	SA-3
6-1162-CLO-1039	[****]
6-1162-CLO-1042	[****]
6-1162-CLO-1043R1	787 Inspection Process	SA-3
6-1162-CLO-1045R1	[****]	SA-2
~~6-1162-CLO-1046~~	~~SA-eE, COTS Software and End User License Matters~~ WITHDRAWN	SA-3
6-1162-CLO-1047R4	[****]	SA-11
~~6-1162-CLO-1048~~	~~Final Matters~~ WITHDRAWN	SA-2
6-1162-CLO-1049R2	CS1 Matters	SA-6
6-1162-TRW-0664R2	Aircraft Purchase Rights and Substitution Rights	SA-11
	~~Attachment A(R2) – MADP Exercise Dates~~ WITHDRAWN	SA-11
P.A. No. 3219     SA-18
Table of Contents         Page 2
BOEING PROPRIETARY

TABLE OF CONTENTS, continued

	~~Attachment B(R2) – QADP Exercise Dates~~ WITHDRAWN	SA-11
	~~Attachment C(R3) – MADP & QADP Rights Aircraft:  Description/Price Data~~ Attachment C(R4)	SA-11
	Attachment D – Form of Purchase Agreement Supplement	SA-11
	Attachment E – Letter Agreements To Be Included In Purchase Agreement Supplement	SA-6
~~6-1162-TRW-0665~~	[****] WITHDRAWN	SA-3
~~6-1162-TRW-0666~~	[****] WITHDRAWN	SA-3
6-1162-TRW-0667R3	[****]	SA-11
6-1162-TRW-0668R1	Special Matters Relating to COTS Software and End User License Agreements	SA-3
6-1162-TRW-0670R1	Miscellaneous Commitments for Model 787 Aircraft	SA-3
~~6-1162-TRW-0671~~	[****] WITHDRAWN	SA-3
6-1162-TRW-0672R1	Promotional Support Agreement	SA-3
6-1162-TRW-0673R1	Confidentiality	SA-3
6-1162-TRW-0674R4	Business Considerations	SA-11
AAL-PA-3219-LA-08836R2	[****]	SA-11
AAL-PA-3219-LA-08837R1	[****]	SA-6
AAL-PA-3219-LA-08838	[****]	SA-3
AAL-LA-1106678	[****]	SA-3
AAL-PA-3219-LA-1302236R2	[****]	SA-13
AAL-PA-3219-LA-1604503R1	787 Business Matters	SA-8
AAL-PA-03219-LA-1701988	[****]	SA-10
AAL-PA-03219_LA-1804779	[****]	SA-11
AAL-PA-03219-LA-1802262R1	[****]	SA-12
AAL-PA-03219-LA-1802492	Open Configuration Matters	SA-11
AAL-PA-3219-LA-2001170	[****]	SA-15
AAL-PA-3219-2101557	[****]	SA-16
AAL-LA-2100530	[****]	SA-16
AAL-PA-3219-2300600	[****]	SA-18
P.A. No. 3219     SA-18
Table of Contents         Page 3
BOEING PROPRIETARY

TABLE OF CONTENTS, continued

ATTACHMENTS
Attachment 1	Schedule for [****] of 787-9 MADP Rights	SA-11
Attachment 2	Schedule for [****] of 787-9 QADP Rights	SA-11
Attachment 3	787-9 Purchase Rights Aircraft [****] Delivery Schedule	SA-11

P.A. No. 3219     SA-18
Table of Contents         Page 4
BOEING PROPRIETARY

Table 6R3 To Purchase Agreement No. PA-03219 787-8 [****] Aircraft, Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	787-8	[****] pounds	Detail Specification: [****]
Engine Model/Thrust:	GENX-1B70	[****] pounds	Airframe Price Base Year/Escalation Formula: [****]	[****]
Airframe Price:		$[****]	Engine Price Base Year/Escalation Formula: [****]	[****]
Optional Features:		$[****]
Sub-Total of Airframe and Features:		$[****]	Airframe Escalation Data:
Engine Price (Per Aircraft):		$[****]	Base Year Index (ECI):	[****]
Aircraft Basic Price (Excluding BFE/SPE):		$[****]	Base Year Index (CPI):	[****]
Buyer Furnished Equipment (BFE) Estimate:		$[****]	Engine Escalation Data:
//Seller Purchased Equipment (SPE)/In-Flight Entertainment (IFE)// Estimate:		$[****]	Base Year Index (ECI):	[****]
LIFT Seats Provided by Boeing (Estimate):		$[****]	Base Year Index (CPI):	[****]
Deposit per Aircraft:		$[****]

[****]	[****]	[****]		Escalation	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Scheduled	Scheduled	Scheduled	Number of	Factor	Factor	Adv Payment Base	[****]	[****]	[****]	Total
Delivery Month	Delivery Months	Delivery Months	Aircraft	(Airframe)	(Engine)	Price Per A/P	[****]	[****]	[****]	[****]
[****]-2020		Delivered	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2020		Delivered	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2020		Delivered	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]	[****]	Delivered	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]	[****]	Delivered	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]	[****]	Delivered	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]	[****]	Delivered	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]	[****]	Delivered	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]	[****]	Delivered	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]	[****]	Delivered	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]	[****]	Delivered	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]	[****]	Delivered	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]

AAL-PA-03219 113460-1F.txt             SA-18 Table 6R3
                                                      Page 1
Boeing Proprietary

Table 6R3 To Purchase Agreement No. PA-03219 787-8 [****] Aircraft, Aircraft Delivery, Description, Price and Advance Payments

[****]	[****]	[****]		Escalation	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Scheduled	Scheduled	Scheduled	Number of	Factor	Factor	Adv Payment Base	[****]	[****]	[****]	Total
Delivery Month	Delivery Months	Delivery Months	Aircraft	(Airframe)	(Engine)	Price Per A/P	[****]	[****]	[****]	[****]
[****]	[****]	[****] [****]-2023	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]	[****]	[****] [****]-2023	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]	[****]	Delivered	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]	[****]	[****] [****]-2023	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]	[****]	Undelivered [****]-2023	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
Total:			17

AAL-PA-03219 113460-1F.txt             SA-18 Table 6R3
                                                      Page 1
Boeing Proprietary

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

AAL-PA-3219-LA-2300600
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616

Subject:    [****]

References:    (a)    Purchase Agreement No. 3219 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 787 aircraft (collectively, the Aircraft); and

(b) Aircraft General Terms Agreement No. AGTA-AAL (AGTA) between Boeing and Customer dated as of October 31, 1997.
This agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement or the AGTA, as the context requires.
As of the date of this Letter Agreement, Customer has [****] ([****]) [****] 2018 787-8 [****] Aircraft under the Purchase Agreement.
Boeing and Customer agree as follows:
1. 787-8 [****] Aircraft.
1.1 [****] Undelivered 2018 787-8 [****] Aircraft.
1.1.1    Boeing and Customer acknowledge (i) that the [****] of [****] ([****]) [****] 2018 787-8 [****] Aircraft ([****] 2018 787-8 [****] Aircraft) [****] ([****]) and (ii) that the [****] for the [****] 787-8 [****] Aircraft [****] ([****]).
1.1.2    Boeing and Customer agree that the [****] of the [****] 2018 787-8 [****] Aircraft is [****].
2.Assignment.
Notwithstanding any other provision of the Purchase Agreement except for the AGTA Assignment Provisions (as defined in Section 1 of Letter Agreement AAl-LA-1106678 entitled “Assignment Matter”), the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing.
3.Confidential Treatment.
Customer and Boeing understand that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. This Letter Agreement Letter shall be subject to
P.A. No. 3219    SA-18          L.A. AAL-PA-3219-LA-2300600
[****]                             Page 1
BOEING PROPRIETARY

the terms and conditions of Letter Agreement 6-1162-TRW-0673R1 entitled “Confidentiality.

The rest of this page is left intentionally blank.

P.A. No. 3219    SA-18          L.A. AAL-PA-3219-LA-230600
[****]                             Page 2
BOEING PROPRIETARY

EXECUTED as of February 9 , 2023

THE BOEING COMPANY		AMERICAN AIRLINES, INC.

By:	/s/ The Boeing Company	By:	/s/ American Airlines, Inc.

Name:	The Boeing Company	Name:	American Airlines, Inc

Title:	Attorney-In-Fact	Title:	VP, Treasurer

P.A. No. 3219    SA-18          L.A. AAL-PA-3219-LA-230600
[****]                             Page 3
BOEING PROPRIETARY

Attachment A
to
AAL-PA-3219-LA-2300600

[****] 2018 787-8 [****] Aircraft
[****] Scheduled Delivery Month	[****]	[****]
[****]-2021	[****]	[****]
[****]-2021	[****]	[****]
[****]-2021	[****]	[****]
[****]-2021	[****]	[****]

SA-18
BOEING PROPRIETARY